Evergreen

EVERGREEN VA OMEGA FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen VA Omega Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Omega Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Omega Fund
Fund at a Glance as of June 30, 2002

“We continue to favor stable growth companies and those companies that may participate in an economic rebound. We remain committed to those companies that have strong franchises, good management and an ability to sustain or increase earnings growth.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team

Lead Manager: Maureen E. Cullinane, CFA

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/6/1997

6-month return	-15.84%

Average Annual Returns

1 year	-22.78%

5 year	4.08%

Since Portfolio Inception	4.35%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Omega Fund,1 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure

All data is as of June 30, 2002, and subject to change.

EVERGREEN
VA Omega Fund
Portfolio Manager Interview

How did the fund perform?

The fund had a total return of -15.84% for the six-month period ended June 30, 2002, significantly outperforming its benchmark and competitive peer groups. During the same period, the Russell 1000 Growth Index returned -20.78%, while the median return among variable annuity portfolios in the multi cap growth category was -19.19%, according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$90,375,841

Number of Holdings	71

P/E Ratio	25.5x

What was the investment environment like during the period?

The last six months have been a difficult investment environment for a number of reasons. The U.S. markets were affected by ongoing fears of terrorism as well as fears of a buildup in U.S. military involvement overseas. The markets also suffered from concerns about the strength of the U.S. economic recovery, the collapse of companies that had been considered blue chip, questionable accounting practices and insider trading scandals. During this period, investors lost confidence in the integrity of the financial markets and ignored the improving economic trends.

Consumer spending has remained vibrant, given healthy employment levels, low interest rates and moderate inflation. The strength in the housing market surpassed expectations, as low mortgage rates have enhanced the affordability of housing. Industrial manufacturing picked up modestly with the improvement in new orders and business spending.

What were your principal investment strategies?

Although we continued to focus on the familiar investment themes we have discussed in the past -- healthcare and technology -- we have broadened the portfolio to include additional investment themes, such as defense spending, industrial manufacturing and consumer spending. We continue to favor stable growth companies and companies that we believe will participate in an economic rebound.

Last year, we recognized that, despite an attractive long-term outlook, technology is cyclical and subject to economic trends. We reduced the allocation of assets to this sector, as the market struggled in its determination of the appropriate valuation of technology stocks. Similarly, we reduced the allocation to healthcare stocks and focused on generic drug manufacturers, healthcare services and medical device manufacturers.

We broadened the focus of the portfolio by increasing the allocation to consumer cyclicals and industrial cyclicals. The housing-related stocks, such as Bed Bath & Beyond, Lowe’s and Pier One Imports, performed well, as consumers focused on their quality of life and enhanced their time at home with family and friends. Stocks of restaurants, such as Starbucks and Applebee’s, also advanced as consumers treated themselves to small luxuries.

As we anticipate an economic recovery, we increased the allocation of assets to the industrial cyclical sector of the portfolio. Stocks such as ITT Industries (engineered products), PPG Industries (paint and glass) and Nucor (steel) are representative of our holdings of industrial goods and materials.

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Consumer Discretionary	22.3%

Health Care	19.4%

Information Technology	18.1%

Industrials	11.5%

Energy	8.7%

Which types of investments did not perform well in the portfolio?

We were disappointed with the performance of the healthcare sector. Unlike technology, healthcare is less cyclical and earnings tend to be relatively stable. Because valuations were high, we had reduced this sector along with technology, but we expected the stocks would hold their value better than

EVERGREEN
VA Omega Fund
Portfolio Manager Interview

other sectors of the economy. Without the compelling story of new drug approvals, the major pharmaceutical stocks declined and countered the better performance by the device manufacturers (Medtronic and St. Jude Medical) and the generic drug manufacturers (Mylan Laboratories).

The performance of the financial sector was also disappointing. After the Enron and Tyco International scandals, investors were wary of highly-leveraged corporations and their potential to default. Financial institutions, such as Citigroup, declined sharply on those fears.

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Harley-Davidson, Inc.	2.9%

L-3 Communications Holdings, Inc.	2.6%

Electronic Arts, Inc.	2.2%

Bed Bath & Beyond, Inc.	2.2%

Bristol-Myers Squibb Co.	2.1%

Microsoft Corp.	2.1%

Lowe’s Companies, Inc.	2.1%

Microchip Technology, Inc.	2.1%

Rohm & Haas Co.	2.0%

Pharmaceutical Resources, Inc.	2.0%

What is your outlook for the remainder of the year?

Low inflation, moderate consumption growth, a strongly improving industrial sector, and vigorous productivity advances have been the drivers of the economy over the past several months, and we believe these factors may lead to improving employment and corporate profits over the remainder of the year. It is likely that the present concerns about the integrity of the financial markets will dissipate once corporate profits show an improving trend. We continue to favor stable growth companies and those companies that may participate in an economic rebound. We remain committed to those companies that have strong franchises, good management and an ability to sustain or increase earnings growth.

EVERGREEN
VA Omega Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999[1]	1998[1]	1997[1,2]

Net asset value, beginning of period	$ 14.46	$ 16.97	$ 19.98	$ 13.57	$ 11.10	$ 10.00

Income from investment operations

Net investment income (loss)	(0.01)	(0.02)	0.01	(0.06)	(0.04)	(0.06)

Net realized and unrealized gains or losses on securities	(2.28)	(2.49)	(2.27)	6.47	2.51	1.16

Total from investment operations	(2.29)	(2.51)	(2.26)	6.41	2.47	1.10

Distributions to shareholders from

Net investment income	0	0	(0.01)	0	0	0

Net realized gains	0	0	(0.74)	0	0	0

Total distributions	0	0	(0.75)	0	0	0

Net asset value, end of period	$ 12.17	$ 14.46	$ 16.97	$ 19.98	$ 13.57	$ 11.10

Total return[3]	(15.84%)	(14.79%)	(12.46%)	47.24%	22.25%	11.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 90,376	$ 108,873	$ 97,397	$ 24,176	$ 4,039	$ 1,868

Ratios to average net assets

Expenses[4]	0.71%[5]	0.72%	0.68%	0.96%	1.02%	1.06%[5]

Net investment income (loss)	(0.17%)[5]	(0.16%)	0.07%	(0.35%)	(0.33%)	(0.74%)[5]

Portfolio turnover rate	93%	181%	177%	120%	49%	39%

1. Net investment income is based on average shares outstanding during the period.

2. For the period from March 6, 1997 (commencement of operations), to December 31, 1997.

3. Total return does not reflect charges attributable to your insurance company’s separate account.

4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5. Annualized

See Notes to Financial Statements.

EVERGREEN
VA Omega Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 94.4%
CONSUMER DISCRETIONARY - 22.3%
Automobiles - 2.9%
Harley-Davidson, Inc.	52,000	$ 2,666,040
Hotels, Restaurants & Leisure - 3.9%
Ameristar Casinos, Inc. *	17,000	494,020
Applebee’s International, Inc.	41,100	943,245
Harrah’s Entertainment, Inc. *	20,000	887,000
Starbucks Corp. *	50,000	1,242,500
3,566,765
Household Durables - 1.9%
Harman International Industries, Inc.	25,000	1,231,250
Mohawk Industries, Inc. *	8,000	492,240
1,723,490
Leisure Equipment & Products - 0.6%
International Game Technology *	10,000	567,000
Media - 2.7%
Gannett Co., Inc.	14,000	1,062,600
Viacom, Inc., Class B *	30,500	1,353,285
2,415,885
Multi-line Retail - 2.8%
Family Dollar Stores, Inc.	30,900	1,089,225
Kohl’s Corp. *	20,000	1,401,600
2,490,825
Specialty Retail - 7.5%
Bed Bath & Beyond, Inc. *	51,500	1,943,610
Best Buy Co., Inc. *	25,000	907,500
Fastenal Co. *	24,000	924,240
Lowe’s Companies, Inc.	42,100	1,911,340
Pier 1 Imports, Inc.	50,000	1,050,000
6,736,690
CONSUMER STAPLES - 2.7%
Beverages - 1.6%
Coca-Cola Co.	25,000	1,400,000
Food & Drug Retailing - 1.1%
Performance Food Group Co. *	29,400	995,484
ENERGY - 8.7%
Energy Equipment & Services - 4.1%
BJ Services Co. *	22,000	745,360
Nabors Industries, Ltd. *	30,000	1,059,000
Rowan Co., Inc.	40,000	858,000
Weatherford International, Ltd. *	24,000	1,036,800
3,699,160
Oil & Gas - 4.6%
Apache Corp.	27,000	1,551,960
Devon Energy Corp.	29,300	1,443,904
Ocean Energy, Inc.	55,000	1,191,850
4,187,714

EVERGREEN
VA Omega Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - 3.9%
Banks - 1.5%
Bank of America Corp.	10,000	$ 703,600
U.S. Bancorp	30,000	700,500
1,404,100
Diversified Financials - 2.2%
American Express Co.	15,000	544,800
Capital One Financial Corp.	8,500	518,925
Citigroup, Inc.	24,466	948,057
2,011,782
Insurance - 0.2%
Everest Reinsurance Group, Ltd.	2,500	139,875
HEALTH CARE - 19.4%
Biotechnology - 0.6%
Gilead Sciences, Inc.	16,000	526,080
Health Care Equipment & Supplies - 3.6%
Medtronic, Inc.	40,000	1,714,000
Saint Jude Medical, Inc. *	20,400	1,506,540
3,220,540
Health Care Providers & Services - 4.0%
Aetna, Inc.	30,000	1,439,100
HCA-The Healthcare Corp.	20,000	950,000
Laboratory Corp. *	28,000	1,278,200
3,667,300
Pharmaceuticals - 11.2%
Biotech Holders Trust *	11,000	915,200
Bristol-Myers Squibb Co.	75,000	1,927,500
IVAX Corp. *	116,000	1,252,800
Mylan Laboratories, Inc.	45,200	1,417,020
Pfizer, Inc.	40,000	1,400,000
Pharmaceutical Resources, Inc. *	65,000	1,805,700
Pharmacia Corp.	38,000	1,423,100
10,141,320
INDUSTRIALS - 11.5%
Aerospace & Defense - 0.5%
Lockheed Martin Corp.	7,000	486,500
Commercial Services & Supplies - 3.6%
ChoicePoint, Inc. *	20,000	909,400
Concord EFS, Inc. *	40,000	1,205,600
Republic Services, Inc., Class A *	57,500	1,096,525
3,211,525
Machinery - 6.1%
Flowserve Corp. *	30,000	894,000
Illinois Tool Works, Inc.	20,000	1,366,000
ITT Industries, Inc.	25,500	1,800,300
SPX Corp. *	12,000	1,410,000
5,470,300
Road & Rail - 1.3%
Swift Transportation Co., Inc. *	52,000	1,211,600

EVERGREEN
VA Omega Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 1.9%
Cisco Systems, Inc. *	122,500	$ 1,708,875
Computers & Peripherals - 1.9%
Dell Computer Corp. *	19,400	507,116
International Business Machines Corp.	16,200	1,166,400
1,673,516
IT Consulting & Services - 2.9%
Affiliated Computer Services, Inc., Class A *	26,600	1,262,968
Titan Corp. *	75,000	1,371,750
2,634,718
Semiconductor Equipment & Products - 5.5%
Altera Corp. *	30,000	408,000
Intel Corp.	72,000	1,315,440
Microchip Technology, Inc. *	68,062	1,866,941
Texas Instruments, Inc.	59,600	1,412,520
5,002,901
Software - 5.9%
Electronic Arts, Inc. *	30,000	1,981,500
Microsoft Corp. *	35,000	1,914,500
Oracle Corp. *	100,000	947,000
Veritas Software Corp. *	22,500	445,275
5,288,275
MATERIALS - 5.2%
Chemicals - 3.7%
PPG Industries, Inc.	25,000	1,547,500
Rohm & Haas Co.	45,000	1,822,050
3,369,550
Metals & Mining - 1.5%
Nucor Corp.	21,000	1,365,840
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.6%
L-3 Communications Holdings, Inc. *	43,800	2,365,200
Total Common Stocks		85,348,850
SHORT-TERM INVESTMENTS - 3.4%
MUTUAL FUND SHARES - 3.4%
Evergreen Institutional U.S. Government Money Market Fund (o)	3,063,242	3,063,242
Total Investments - (cost $89,067,490) - 97.8%		88,412,092
Other Assets and Liabilities - 2.2%		1,963,749
Net Assets - 100.0%		$ 90,375,841
* Non-income producing security (o) The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

See Notes to Financial Statements.

EVERGREEN
VA Omega Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 89,067,490
Net unrealized losses on securities	(655,398)

Market value of securities	88,412,092
Receivable for securities sold	5,171,099
Dividends and interest receivable	33,252

Total assets	93,616,443

Liabilities
Payable for securities purchased	3,205,354
Advisory fee payable	3,868
Due to other related parties	744
Accrued expenses and other liabilities	30,636

Total liabilities	3,240,602

Net assets	$ 90,375,841

Net assets represented by
Paid-in capital	$ 141,619,611
Undistributed net investment loss	(83,522)
Accumulated net realized losses on securities	(50,504,850)
Net unrealized losses on securities	(655,398)

Total net assets	$ 90,375,841

Shares outstanding	7,425,980

Net asset value per share	$ 12.17

See Notes to Financial Statements.

EVERGREEN
VA Omega Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends	$ 226,588
Interest	46,552

Total investment income	273,140

Expenses
Advisory fee	262,191
Administrative services fees	50,421
Transfer agent fee	312
Trustees’ fees and expenses	586
Printing and postage expenses	23,255
Custodian fee	9,597
Professional fees	6,991
Organization expenses	376
Other	3,169

Total expenses	356,898
Less: Expense reductions	(466)

Net expenses	356,432

Net investment loss	(83,292)

Net realized and unrealized losses on securities
Net realized losses on securities	(8,016,130)

Net change in unrealized gains or losses on securities	(9,201,274)

Net realized and unrealized losses on securities	(17,217,404)

Net decrease in net assets resulting from operations	$ (17,300,696)

See Notes to Financial Statements.

EVERGREEN
VA Omega Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment loss	$ (83,292)	$ (158,576)
Net realized losses on securities	(8,016,130)	(23,985,960)
Net change in unrealized gains or losses on securities	(9,201,274)	8,575,438

Net decrease in net assets resulting from operations	(17,300,696)	(15,569,098)

Capital share transactions
Proceeds from shares sold	6,542,926	37,304,985
Payment for shares redeemed	(7,739,037)	(10,260,094)

Net increase (decrease) in net assets resulting from capital share transactions	(1,196,111)	27,044,891

Total increase (decrease) in net assets	(18,496,807)	11,475,793
Net assets
Beginning of period	108,872,648	97,396,855

End of period	$ 90,375,841	$ 108,872,648

Undistributed net investment loss	$ (83,522)	$ (230)

Other Information:
Share increase (decrease)
Shares sold	480,035	2,505,812
Shares redeemed	(581,597)	(719,203)

Net increase (decrease) in shares	(101,562)	1,786,609

See Notes to Financial Statements.

EVERGREEN
VA Omega Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Evergreen VA Omega Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

E. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of June 30, 2002, all organization expenses have been fully amortized.

EVERGREEN
VA Omega Fund
Notes to Financial Statements (Unaudited)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily at an annual rate of 0.52% of the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $66,280 to First Union Securities, Inc. and $250 to Wachovia Securities, Inc.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $91,450,446 and $89,091,842, respectively, for the six months ended June 30, 2002.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $89,067,490. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,290,010 and $6,945,408, respectively, with a net unrealized depreciation of $655,398.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $6,039,575 and $35,928,993, expiring in 2008 and 2009, respectively.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by the Fund was $466 and the impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558963 8/2002

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Boston, MA 02116-5034